UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-05984

                         The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                                         Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                             Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:   508 871 8500

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

April 30, 2016

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at its most recent fiscal year end. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the six-months ended April 30, 2016 consisted of 10% net investment income, 1% net realized short-term capital gains and 89% net realized long-term capital gains.

In February 2016, a Form 1099-DIV was sent to shareholders, which stated the amount and composition of distributions and provided information with respect to their appropriate tax treatment for the 2015 calendar year.

Cover Photograph - “Titanic Center, Belfast”

Provided courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

We are pleased to provide the Semi-Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the six months ended April 30, 2016.

The first six months of this fiscal year has been positive for Irish equities. For the 6 months ended April 30, 2016, the Fund’s NAV returned 4.6%, ahead of both the comparable MSCI All Ireland Capped Index (“MSCI”) and the broad Irish Stock Market Index (“ISEQ”), which returned 2.1% and 0.3% respectively.

When compared to the broad European benchmark index, the Euro Stoxx 50, the MSCI index out-performed by 9.8% over the last 6 months, in local currency terms. Compared to the S&P 500 Index the MSCI underperformed by 0.8% over the 6 month period in local currency terms. The US dollar weakened somewhat over the period versus the Euro, falling 3.6%. This has had a positive effect on returns for the US investor.

The Irish economy recorded very strong growth in 2015 and looks set to progress further in 2016. The economy as measured by GDP grew by 7.8 per cent in 2015; and is forecast to grow by 4.8 per cent in 2016. GNP, which grew by 5.7 per cent in 2015, is expected to increase by 5 per cent in the current year. While the earlier stages of the economic recovery were led by the export sector we are now seeing a strengthening in the domestic economy with investment and consumption playing a more central role.

The early weeks of 2016 were dominated by a very nervous and negative market environment, with headlines at the time being dominated by talk of the potential for global recession and persistent fears about deflation. The period ended on a much more confident note, with risk assets including equities rallying strongly and confidence restored in the global economic recovery and the health of the corporate sector.

Notwithstanding this, developments in international markets will also be crucially important for Ireland’s outlook. In Q1 2016, the United Kingdom Government decided to hold the ‘Brexit’ referendum on June 23rd of this year. The result of the referendum has taken markets by surprise with the electorate voting to exit rather than retain the UK’s EU membership. The initial market reaction has been, not surprisingly, swift and negative. The weeks and months ahead will undoubtedly be dominated with political developments in response to the vote and these uncertainties will continue to extend some of the international, macroeconomic risks posed to the domestic economy.

As recently announced, the Fund’s Board of Directors has approved an in-kind tender offer for up to 25% of the Fund’s outstanding shares, subject to the receipt of an exemptive order from the Securities and Exchange Commission.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not

hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

Margaret Duffy	Sean Hawkshaw
Chair of the Board	Director & President
June 28, 2016	June 28, 2016

Important Information Concerning Management Discussion and Performance and Analysis

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2016. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Kleinwort Benson Investors International Ltd. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of April 30, 2016)

Over the most recent fiscal quarter, the Fund’s net asset value (‘NAV’) increased by 4.4% in U.S. Dollar termsi to $15.14, as compared to the MSCI Index, which returned 5.3%, and the broad ISEQ Index, which returned 3.7%, over the period. For the 6 months ended April 30, 2016, the Fund’s NAV returned 4.6%, ahead of both the comparable MSCI Index return of 2.3%, and the ISEQ Index return of 0.3%.

Global Market Review

Equity and commodity markets were generally weak during the quarter, with the World equity index falling, and commodities (as measured by the Bloomberg commodity index, in Euros) also falling. In contrast, European government bond markets were strong, with the euro zone over 5-year government bond index showing strong gains. Currency moves were a significant (negative) contributor to returns for euro investors, as the euro rose strongly against both the USD and Sterling. The equity market weakness was in large part as a result of concerns about economic growth in the US and China (particularly in the early part of the quarter) and may also have been a reaction to rising US interest rates. Towards the end of the period, the Federal Reserve moved to reassure markets that interest rates would not be raised excessively quickly or without regard to financial market fragility, which was taken very positively by the markets. Meanwhile, the European Central Bank announced a series of measures to boost bank lending and growth, including an expansion of its bond-buying program, and this was probably the main driver of bond market strength during the period.

[i]	All returns in U.S. Dollars unless stated otherwise

In macro terms, the final quarter of 2015 was marked by the first official interest rate increase in the US for almost ten years. The Federal Reserve had prepared the markets very well for this increase however, and there was little (if any) negative impact on markets after the December decision. On the other side of the Atlantic, the European Central Bank moved somewhat in the opposite direction, easing (not tightening) monetary policy in response to very low inflation. Growth remained somewhat sluggish in the US manufacturing sector and it continued to decline in China (partly explaining the particular weakness of commodity prices), but authorities in both economies seemed reasonably confident about the outlook. January was a difficult start to the year, with volatile markets for equity investors. Investors concerns were led by Chinese growth, renminbi weakness, oil price volatility and slowing global growth. The MSCI World Equity Index decreased strongly while the Merrill Lynch over 5 year EMU Govt. Bond Index increased. The Bloomberg Commodities Index decreased by 1.3% as crude oil prices slipped below $30 per barrel at one point due to concerns on oversupply, as trade sanctions on Iran were lifted. The Irish stock exchange index was not immune to these global moves.

Irish Economic Review

The Irish economy continues to grow strongly. GDP grew by 7.8%, ahead of our estimate and well ahead of consensus, while GNP grew by 5.8%. We expect another year of strong growth in 2016. GDP/GNP statistics are not a particularly good measure of short-term economic activity in Ireland (e.g. impact of aircraft leasing activity, profit repatriations by multi-national corporations, contract manufacturing), and tend to be highly volatile. But a range of other indicators also indicate that the economy is growing at a very solid rate.

Retail sales continue to show very solid growth. Although the March year-over-year rate of increase slowed to “only” 5.2%, even that of course is still an exceptionally rapid rate of growth by international standards. Although it is impossible to be sure of the reason for the dip in March, the unusually early Easter (which occurred very close to the St Patrick’s Day public holiday) was probably a factor and our judgment is that the underlying trend remains even stronger than the March number would indicate.

Consumer confidence has shown a broadly similar positive pattern, improving from an index level of about 50 in early 2013 to over 100 now. There are presumably many factors behind this surge, with the substantial decline in unemployment, and the end (and partial reversal) of fiscal austerity being the most important factors in our view. A dip in February and March was most likely due to some domestic political uncertainty and (probably more so) concerns about a possible exit of the U.K. from the European Union.

Business confidence, as measured by the Purchasing Manager Index (PMI) for the manufacturing sector, has, like many other economic indicators, been consistently positive in recent months. The chart shows that the index has remained over the crucial 50 level since May 2013, indicating an expansion of manufacturing activity in each month since then. While the absolute level of the index has declined moderately in recent months, this is most likely due to international factors (concerns about China and “Brexit”, for example).

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 313,000 in April of this year. The unemployment rate has also declined and stands at 8.4% (April data), down from a peak of 14.9%. Ireland’s unemployment rate is now substantially below the euro zone average. Separate employment statistics confirm the improved conditions, with employment rising by 2.3% in the year to Q4 (the last available data point). The detail of the employment statistics is encouraging, with most new jobs being full-time/permanent rather than temporary.

The headline rate of inflation has been very low in recent months. In early 2013 the rate stood at 1.2%, but it was turned negative at the end of 2014 and has remained negative in each month since then, except for two months. The current (April 2016) rate of inflation is -0.1%. The Central Bank of Ireland is forecasting a somewhat higher rate of 0.7% for 2016, as lower energy prices fall out of the year-on-year comparison, and the weakness of the euro pushes up imported goods prices. This forecast seems somewhat high to us, although its forecast of 1.7% for 2017 looks more reasonable.

Credit to households and non-financial corporations continued to contract on a monthly and annual basis, as repayments exceeded new lending. The annual rate of change in loans to households was -2.6% in March, which is obviously very weak. Lending to the non-financial corporate sector declined by 6.1% over the same period. We believe that these numbers show that while a genuine economic expansion is underway, it is certainly not being fuelled by credit growth.

The government deficit as measured by the “General Government Balance”, a standardized EU measure, was about 2.3% GDP in 2015, significantly adversely affected by an obscure issue relating to the accounting treatment of an Allied Irish Bank-related share transaction. Excluding this issue, the deficit was 1.3% of GDP, well below the expected level. For 2016, the Government is forecasting a deficit of about 1.1% of GDP although this seems overly conservative given very strong tax receipts in recent months. The debt/GDP ratio is estimated to have peaked in 2013, at about 123%, and this fell to about 94% at the end of last year — though this actually overstates the real level of indebtedness as it excludes very large cash balances. We believe that ratio should fall to about 88% by the end of this year.

The question of “Brexit” (a British exit from the European Union) is now firmly on the agenda in the U.K. as the U.K. electorate will vote to leave or remain in the EU on June 23, 2016. While this is a very significant issue for the U.K., it also matters to the Irish economy. The U.K. remains Ireland’s largest trading partner (and many exports and imports to/from other countries cross the U.K. en route to Continental Europe), and the U.K. and Ireland share a long land border which has no border controls. Much depends not just on the outcome of the referendum (which according to current polls will be a close call), but on the status of the U.K. if it leaves the EU. Will the U.K. continue to have customs-free access to European markets (and vice versa)? If so, the impact on the Irish economy will be very limited and conceivably even a net positive if it leads to financial institutions and other companies re-locating from the U.K. to Ireland, in order to maintain a presence within the EU for regulatory or other reasons. If not, there could be significant disruption to trade flows and a substantial negative impact on the Irish economy.

After a prolonged period of uncertainty, which did appear to have some minor adverse impact on business and consumer confidence as referred to elsewhere in this report, a government was formed just after the end of the period under review. The new minority government is led by Fine Gael and has the support of independent Deputies, and a commitment from the largest opposition party, Fianna Fail, not to bring down the government provided it follows agreed policy principles.

This government will by its nature (both its composition and its minority position in the Dail) be more populist than its predecessor, and probably not in a position of strength in terms of resisting pressure for additional public spending. Nonetheless, the “hard-left” political parties and groupings are excluded from government, which is welcome, and the overall thrust of economic policy is highly unlikely to change.

For 2016, the Central Bank of Ireland is forecasting GDP growth of +5.1% reflecting the strong outlook for both capital investment (+13.6%) and consumer spending (+2.8%). The strong growth stems from a bounce back in consumer and business sentiment, the end of fiscal austerity policies and some give-back in terms of modest tax cuts, reasonable growth in most trading partners (especially the U.S. and U.K.), and the improvement in the banking system. The primary domestic risk in the short-term is probably the Brexit situation, while in the long-term it is the risk that competitiveness could erode as the austerity era fades.

Equity Market Review

Various global market index statistics for the quarter and six months are detailed in the table below:

Market Index	Quarter Ended April 30, 2016 (% return)		6 Months Ended April 30, 2016 (% return)

	Local	USD $	Local	USD $
MSCI All Ireland Capped	-0.1	+5.3	-0.4	2.3

Dow Jones Eurostoxx 50	+0.3	+6.2	-10.2	-6.9
US Equities (S&P 500)	+7.1	+7.1	0.4	0.4
US Equities (NASDAQ)	+3.8	+3.8	-4.9	-4.9
UK Equities (FTSE 100)	+4.1	+7.5	0.1	-5.1
Japanese Equities (Topix)	-5.4	+7.0	-12.9	-1.8

German Equities (DAX)	+2.5	+8.5	-7.5	-4.1
French Equities (CAC 40)	+1.0	+6.9	-8.6	-5.3

Note:	Indices are total gross returns

There was no pronounced style or sectoral patterns evident in the Irish market over the six month period and strength generally was on a stock specific story basis. Winners over the period included relatively new positions such as Hostelworld and Malin Corp as well as Paddy Power Betfair. The laggards over 6 months include Bank of Ireland, Smurfit Kappa Group and Green REIT, with worries regarding the impact of Brexit weighing on these names.

Major Fund stock capital moves over the 6 months to April 30, 2016 (in U.S. Dollar terms):

Strongest		Weakest
Malin Corp PLC	+42.9%	Bank of Ireland	-19.0%
Hostelworld Group PLC	+31.5%	Smurfit Kappa Group PLC	-5.6%
Paddy Power Betfair PLC	+16.2%	Green REIT PLC	-5.1%
Total Produce PLC	+16.0%	Origin Enterprises PLC	-3.4%
Greencore Group PLC	+14.0%	Glanbia PLC	-2.9%

Highlights regarding some of the significant contributors to the Fund’s performance over the 6 month period are detailed below:

Malin Corp PLC was a newly listed IPO during 2015. The company is a life sciences company established with the aim of investing as minority shareholders in private, pre-IPO or pre-trade sale operating companies. The stock has performed very strongly as the management has delivered strong progress with investee companies as well as broadening the number of companies invested in. Results to-date have been very satisfactory from the market’s perspective.

Hostelworld PLC was also a newly listed IPO during the second half of 2015. The company is the world’s leading hostel focused on-line booking platform with the key underlying brand names being Hostelbookers and Hostelworld brands. The IPO road show was very impressive and the stock has performed well since launch. There was a very positive reaction from the market to the maiden results announcement released in January 2016 with year on year bookings up 21%.

Paddy Power Betfair PLC has been an extremely strong performer with in the portfolio, driven by a combination of very strong operating results announced during March 2016 and the second key driver undoubtedly being the formal merger of Paddy Power and Betfair. The merger, which received regulatory approval, makes the combined €10bn company a very powerful force in the on-line betting market going forward.

Total Produce PLC has continued to deliver its consistent long term pattern of both sales and profit growth with the stock price responding accordingly over the period. During the period, the company announced the acquisition of a 65% stake in a Californian food produce company as well as completing a stock buyback of Total Produce shares which is earnings accretive.

Greencore Group PLC, similar to Total Produce, produced strong results during the period. The company’s dominant UK business in particular continues to deliver and the company also provided reassurance that previous operational issues in some start up plants in the USA had been overcome. The stock also benefitted from being a consumer defensive stock, a sector that itself has been in favor with investors.

Bank of Ireland was out of favor with investors over the period and underperformed. The Ireland specific concerns affecting the company related to concern about margin development for the bank in a low to negative interest rate environment as well as concerns about the outlook for lending to the Irish mortgage market in particular. The sector was also impacted by concern about Brexit risk and the risk to a company such as Bank of Ireland who itself has material UK operations.

Smurfit Kappa Group PLC underperformed for more industry specific rather than company specific reasons during the period. A combination of concerns by investors about the economic outlook for the European economy and therefore an ability to raise paper prices weighed. The other macro concern to weigh on the stock was Brexit risk which would also affect the group and not least its UK operations.

Green REIT PLC saw its stock-price down marginally over the past 6 months. The listed property sector has stalled over the period as investors balance what they continue to view as very strong supply/demand outlook fundamentals for commercial property in Ireland against some macro risks including concerns about what effect a Brexit scenario would have for property in Ireland. The fundamentals remain strong from our perspective.

Origin Enterprises PLC also had a small negative stock price development during the period. The company as a consumer defensive stock had been performing well until a material profit warning by management during the quarter. The profit warning was weather related and specifically in relation to a poor crop planting season in the UK which affected their sales. Brexit is also a concern that weighs on the stock as it has a major exposure to the UK.

Glanbia PLC stock price generally stood still over the period closing with a small loss. From a fundamental perspective the company continues to deliver strong results and maintained earnings outlook guidance. From a valuation perspective, the stock had been an excellent performer for the prior 12 months with the price earnings multiple ending at historic highs. We believe this probably stalled the stock somewhat while the market awaits further earnings growth.

Market Outlook

The final quarter of 2015 was an important period for monetary policy, with the first increase in the official U.S. interest rate for almost a decade and a move towards further easing by the ECB. In contrast we expect markets to focus on economic activity and earnings growth in the period ahead, as benign monetary policy takes a back seat for a period. We expect growth in the U.S. to improve somewhat, as excess inventories decline in the manufacturing sector, and the services sector remains in good shape. In Europe, growth is likely to remain around current levels — a reasonable outcome — while in China we expect to see some further softening of growth, but on a modest scale. We also expect to see significant stimulatory policies in China.

Meanwhile, the corporate sector is in good health, with plenty of cash on its balance sheet and relatively little debt. We expect to see an increase in merger and acquisition activity, but also a focus on dividend growth and other ways of returning cash to shareholders. Against this background we expect equity markets to consolidate around or above current levels, but equally to make gains into 2017. We believe that U.S. and European government bond prices are very overvalued, underpinning the relative attractiveness of equities. The Irish government 10 year yield is currently 0.8%, an almost historic low. During the quarter the Irish government issued its first 100 year bond in history attracting a yield of 2.35%.

The Fund continues to trade around historic average price/earnings multiples which along with superior earnings expectations and strong economic fundamentals give us continued conviction for the outlook for the remainder of 2016 and 2017.

Specifically for the Irish stock market, the corporate sector is also in good health, with plenty of cash on its balance sheet and relatively little debt. Specific challenges have been lurking so far this year with the general election and the risk of Brexit. Both events have led to some more volatility than usual for the market. They have retarded market progress somewhat, we believe. The new government as described earlier has finally been formed and as yet very much seen as experimental and untested. However, the policies set out aren’t worrisome from an aggregate economic or stock market perspective. Brexit risk remains and the vote takes place on June 23, 2016.

For the portfolio, we remain confident and envisage no radical changes in the structure of the portfolio. The portfolio continues to build from the bottom up on a stock by stock basis where attractive opportunities abound. Earnings continue to be positive and companies generally upbeat but against a world with many ‘issues’ –be they growth, deflation or geo-political. New IPO activity has continued with the Fund recently investing in specialty pharma company, Amryt Pharma. We continue to favor stocks with strong cash flows, attractive balance sheets and strong and well managed businesses.

Noel O’Halloran,

Chief Investment Officer,

Kleinwort Benson Investors International Limited

June 21, 2016

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	10.58	10.58	4.57	4.57
One Year	16.99	16.99	14.01	14.01
Three Year	63.75	17.87	60.27	17.03
Five Year	100.30	14.90	98.00	14.64
Ten Year	38.41	3.30	44.58	3.76

Per Share Information and Returns

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	Six Months Ended April 30, 2016
Net Asset Value ($)	32.55	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17	16.31	15.14
Income Dividends ($)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)
Capital Gain Distributions ($)	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)	(1.13)	(1.46)
Total Return (%) (a)	45.97	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	2.39	25.09	4.57 (b)

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 24.
(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2016

(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2016 (unaudited)

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	20.45%
Ryanair Holdings PLC	Airlines	18.55%
Paddy Power Betfair PLC	Hotels, Restaurants & Leisure	9.32%
Kingspan Group PLC	Building Products	4.81%
Smurfit Kappa Group PLC	Containers & Packaging	4.63%
Kerry Group PLC, Series A	Food Products	4.45%
Bank of Ireland (The)	Commercial Banks	4.28%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	3.95%
Irish Continental Group PLC - UTS	Marine	3.88%
Applegreen PLC	Specialty Retail	3.77%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2016	Shares	Value (U.S.) (Note A)

COMMON STOCKS (98.66%)
COMMON STOCKS OF IRISH COMPANIES (95.80%)

Airlines (18.55%)
Ryanair Holdings PLC	725,538	$10,956,613
Ryanair Holdings PLC-Sponsored ADR	49,887	4,038,353

		14,994,966

Building Products (4.81%)
Kingspan Group PLC	147,597	3,888,135

Capital Markets (0.82%)
Amryt Pharma PLC*	2,312,917	662,272

Commercial Banks (4.28%)
Bank of Ireland (The)*	11,390,623	3,457,239

Construction Materials (20.45%)
CRH PLC	568,882	16,530,221

Containers & Packaging (4.63%)
Smurfit Kappa Group PLC	141,040	3,739,636

Food & Staples Retailing (1.61%)
Total Produce PLC	731,899	1,299,328

Food Products (9.43%)
Glanbia PLC	114,883	2,165,816
Greencore Group PLC	307,947	1,627,612
Kerry Group PLC, Series A	40,347	3,598,466
Origin Enterprises PLC	32,506	229,042

		7,620,936

Hotels, Restaurants & Leisure (13.27%)
Dalata Hotel Group PLC*	632,458	3,193,801
Paddy Power Betfair PLC	56,196	7,533,778

		10,727,579

Industrial Conglomerates (5.03%)
DCC PLC	18,181	1,613,982
One Fifty One PLC*	1,258,643	2,450,685

		4,064,667

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2016	Shares	Value (U.S.) (Note A)

COMMON STOCKS (continued)

Life Sciences Tools & Services (1.34%)
Malin Corp PLC*	65,582	$1,082,392

Marine (3.88%)
Irish Continental Group PLC-UTS	532,071	3,138,433

Media (0.46%)
Independent News & Media PLC*	2,052,136	376,064

Professional Services (0.51%)
CPL Resources PLC	62,061	408,717

Real Estate Investment Trusts (REITs) (0.59%)
Green, REIT, PLC	287,016	474,032

Specialty Retail (3.77%)
Applegreen PLC*	578,824	3,049,582

Trading Companies & Distributors (2.37%)
Grafton Group PLC-UTS	189,722	1,919,065

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $54,442,798)		77,433,264

COMMON STOCKS OF UNITED KINGDOM COMPANIES (2.86%)

Internet & Catalog Retail (2.86%)
Hostelworld Group PLC	615,143	2,310,925

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $1,742,558)		2,310,925

TOTAL COMMON STOCKS (Cost $56,185,356)		$79,744,189

TOTAL INVESTMENTS (98.66%) (Cost $56,185,356)		79,744,189
OTHER ASSETS AND LIABILITIES (1.34%)		1,084,586

NET ASSETS (100.00%)		$80,828,775

*		Non-income producing security.
ADR	–	American Depositary Receipt traded in U.S. dollars.
REIT	–	Real Estate Investment Trust
UTS	–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2016

ASSETS:
Investments at value (Cost $56,185,356) See accompanying schedule	U.S.	$79,744,189
Cash		150,712
Foreign currency (Cost $34,943)		35,847
Dividends receivable		804,669
Prepaid expenses		245,644

Total Assets	U.S.	$80,981,061

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$41,760
Accrued legal fees payable		36,761
Printing fees payable		27,914
Accrued audit fees payable		20,857
Administration fee payable (Note B)		10,667
Directors’ fees and expenses		6,753
Accrued expenses and other payables		7,574

Total Liabilities		152,286

NET ASSETS	U.S.	$80,828,775

AT APRIL 30, 2016 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,337,618 Shares	U.S.	$53,376
Additional Paid-in Capital		55,661,484
Accumulated Net Investment Loss		(39,569)
Accumulated Net Realized Gain		1,598,769
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		23,554,715

TOTAL NET ASSETS	U.S.	$80,828,775

NET ASSET VALUE PER SHARE (Applicable to 5,337,618 outstanding shares) (authorized 20,000,000 shares)
(U.S. $80,828,775 ÷ 5,337,618)	U.S.	$15.14

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Six Months Ended April 30, 2016 (unaudited)

INVESTMENT INCOME
Dividends			U.S.	$647,360

TOTAL INVESTMENT INCOME				647,360

EXPENSES
Investment advisory fee (Note B)	U.S.	$251,547
Directors’ fees		100,898
Administration fee (Note B)		72,690
Legal fees		51,607
Printing and mailing expenses		40,928
Compliance fees		36,171
Audit fees		21,260
Custodian fees (Note B)		16,090
NYSE listing fee		12,432
Transfer agent fees		9,784
Insurance premiums		8,405
Other		54,430

TOTAL EXPENSES				676,242

NET INVESTMENT LOSS			U.S.	$(28,882)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		3,424,833
Foreign currency transactions		(85,400)

Net realized gain on investments and foreign currency during the period				3,339,433

Net change in unrealized appreciation/(depreciation) of:
Securities		(281,303)
Foreign currency and net other assets		60,714

Net unrealized depreciation of investments and foreign currency during the period				(220,589)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				3,118,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$3,089,962

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Six Months Ended April 30, 2016 (unaudited)		Year Ended October 31, 2015

Net investment income/(loss)	U.S.	$(28,882)	U.S.	$1,036,927
Net realized gain on investments and foreign currency transactions		3,339,433		10,006,505
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		(220,589)		5,408,006

Net increase in net assets resulting from operations		3,089,962		16,451,438

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(819,264)		—
Net realized gains		(7,452,975)		(5,708,498)

Total distributions		(8,272,239)		(5,708,498)

CAPITAL SHARE TRANSACTIONS:
Value of 302,426 and 0 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		3,910,755		—

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		3,910,756		—

Total Increase/(decrease) in net assets		(1,271,522)		10,742,940

NET ASSETS
Beginning of period		82,100,297		71,357,357

End of period (Including accumulated/undistributed net investment income/(loss) of $(39,569) and $808,577, respectively)	U.S.	$80,828,775	U.S.	$82,100,297

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2016 (unaudited)			Year Ended October 31,
				2015	2014	2013		2012	2011

Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$16.31		$14.17	$14.24	$9.59		$8.45	$7.70

Net Investment Income/(Loss)		(0.01)		0.21	(0.04)	0.11		(0.04)	0.01
Net Realized and Unrealized Gain/(Loss) on Investments		0.57		3.06	0.34	4.51		1.11	0.76

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		0.56		3.27	0.30	4.62		1.07	0.77

Distributions to Shareholders from:
Net Investment Income		(0.16)		—	(0.07)	—		(0.02)	(0.06)
Net Realized Gains		(1.46)		(1.13)	(0.30)	—		—	—

Total from Distributions		(1.62)		(1.13)	(0.37)	—		(0.02)	(0.06)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		(0.11	) (a)	—	—	0.03	(b)	0.09 (c)	0.04 (d)

Net Asset Value, End of Period	U.S.	$15.14		$16.31	$14.17	$14.24		$9.59	$8.45

Share Price, End of Period	U.S.	$13.35		$13.60	$12.25	$12.40		$8.84	$7.61

Total NAV Investment Return (e)		4.57%	*	25.09%	2.39%	48.49%		13.82%	10.69%

Total Market Investment Return (f)		10.58%	*	20.66%	1.65%	40.27%		16.50%	17.91%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.	$80,829		$82,100	$71,357	$71,684		$49,468	$54,066
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.07)%	**	1.33%	(0.26)%	0.95%		(0.39)%	0.15%
Ratio of Operating Expenses to Average Net Assets		1.70%	**	1.68%	1.68%	2.05%		2.66%	2.22%
Portfolio Turnover Rate		6%	*	47%	29%	35%		21%	23%

(a)	Amount represents $0.11 per share impact for new shares issued as Capital Gain Stock Distribution.
(b)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(c)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(d)	Amount represents $0.04 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(e)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
*	Periods less than one year are not annualized.
**	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of April 30, 2016 is as follows:

	Total Value at 04/30/16	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input

Investments in Securities*	$79,744,189	$79,744,189	$—	$—

*	See Portfolio Holdings detail for country breakout.

At the end of the six-month period ended April 30, 2016, the Fund did not have any transfers in and out of Level 1, Level 2 and Level 3 during the period.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2015, 2014, 2013 and 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. Dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the six-months ended April 30, 2016, the Fund incurred expenses of U.S. $64,000 in administration fees to BNY Mellon.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. During the six-months ended April 30, 2016, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $16,090.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. During the six-months ended April 30, 2016, the Fund incurred expenses for AST of U.S. $9,784.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six-months ended April 30, 2016, excluding U.S. government and short-term investments, aggregated to U.S. $4,458,444 and U.S. $6,387,448, respectively.

D. Components of Distributable Earnings:

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$929,383	$5,601,830	$23,764,979

As of October 31, 2015, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of April 30, 2016, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$56,185,356	$26,295,968	$(2,737,135)	$23,558,833	$(4,118)	$23,554,715

E. Common Stock:

For the six-months ended April 30, 2016, the Fund issued 302,426 shares in connection with a stock distribution in the amount of $3,910,755. For the year ended October 31, 2015, the Fund did not issue any shares.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six-months ended April 30, 2016, the Fund did not repurchase any of its shares.

For the year ended October 31, 2015, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events, if any, on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event: On June 28th 2016, the Fund’s Board of Directors approved a modified “Dutch auction” in-kind tender offer (the “In-Kind Offer”) for up to 25% of the Fund’s outstanding shares of common stock (“Shares”) at a price per Share within a range of 95% to 97% of the Fund’s net asset value (“NAV”) per Share in increments of 0.5% (the “Range”), as of the business day immediately following the day the In-Kind Offer expires (the “Expiration Date”). The Fund will determine the lowest per Share price within the Range (the “Determined Share Price”) that would enable it to purchase 25% of the Shares outstanding as of the business day immediately following the Expiration Date (the “Maximum Amount”), or such lesser number of Shares that are properly tendered and not withdrawn, based on the number of Shares tendered and the prices specified by tendering shareholders. The Fund will repurchase Shares tendered and accepted in the In-Kind Offer in exchange for a pro rata portion of the Fund’s portfolio securities, subject to certain adjustments.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The In-Kind Offer is subject to the Fund’s receipt of an exemptive order from the Securities and Exchange Commission (the “SEC”) to permit affiliated persons of the Fund to participate in the In-Kind Offer. If the exemptive order is not obtained by March 28, 2017, the Fund will make a tender offer for cash (the “Cash Offer” and together with the In-Kind Offer, the “Offers”) for up to 30% of the outstanding Shares at a price per Share equal to 98% of the NAV per Share as of the business day immediately following the day the Cash Offer expires.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Advisory Agreement

(In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc., the term “Adviser” refers to Kleinwort Benson Investors International Ltd. and the term “Administrator” refers to BNY Mellon). A new investment advisory agreement between KBI and the Fund (the “New Advisory Agreement”) was approved by the Board of Directors, including a majority of the Independent Directors, at an in-person meeting on March 8, 2016 after consideration of all factors determined to be relevant to their deliberations, including those discussed below. The Board of Directors authorized the submission of the New Advisory Agreement for consideration by the Fund’s stockholders.

In considering the approval of the New Advisory Agreement, the Board of Directors reviewed a variety of information provided by the Adviser and the Administrator, including comparative performance, fee and expense information, other information regarding the nature, extent and quality of services provided by the Adviser and a report on the acquisition of BHF Kleinwort Benson Group SA, the indirect parent of the Adviser, by Oddo & Cie SCA (“Oddo”) and its potential impact on the services provided to the

Additional Information (unaudited) (continued)

Fund, if any. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the previous investment advisory agreement between the Fund and the Adviser (the “Previous Advisory Agreement”) to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board of Directors in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board of Directors was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their consideration of the New Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board of Directors that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed approval in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to approval of the New Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1)	the total compensation to be received, directly or indirectly, by the Adviser;

2)	the expenses to be incurred by the Adviser in performing services under the New Advisory Agreement;

3)	the Fund’s expense ratio;

4)	the possible reduction in advisory fees to reflect economies of scale;

5)	competitive prices for comparable services;

6)	competitive expense ratios; and

7)	past performance and reliability of the Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Additional Information (unaudited) (continued)

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the New Advisory Agreement are included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Investment Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Previous Advisory Agreement and to be provided under the New Advisory Agreement and noted that the scope of services continues to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Previous Advisory Agreement and New Advisory Agreement.

Costs of Services Provided and Profitability to the Investment Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Previous Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Investment Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits. The Adviser advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of the Adviser’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Additional Information (unaudited) (continued)

Investment Results

The Directors considered the investment results of the Fund as compared to the five other single country developed markets closed-end equity funds (“Peer Funds”) based on the information provided by Broadridge Inc. (“Broadridge”), an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds over the one-, three-, five-and 10-year periods ended January 31, 2016. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts advised by the Adviser. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required under the New Advisory Agreement, the Adviser provides, among other things, a consultant who serves as an officer of the Fund (which officer provides required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Broadridge showed that the Fund’s effective combined advisory fee and administration fee rate of approximately 0.796% (based on net assets at October 31, 2015) was well within the range of advisory fees and administration fees paid by the Peer Funds, and was below the median for the group.

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 1.681% was higher in comparison to the median of the expense ratios of the Peer Funds. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid

Additional Information (unaudited) (continued)

to the Adviser were appropriate in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly.

Based on their evaluation of all factors that they deemed to be materials, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the New Advisory Agreement.

The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	– Director and Chair of the Board
David Dempsey	– Director
Sean Hawkshaw	– Director and President
Peter J. Hooper	– Director
Michael A. Pignataro	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Boston Place

201 Washington St,

Boston, MA 02108

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, MA 02108

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:

investor.query@newirelandfund.com

Website address:

www.newirelandfund.com

IR-SAR 4/16

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	6/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date	6/30/2016

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date	6/30/2016

* Print the name and title of each signing officer under his or her signature.